UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2007
(Date of Report/Date of earliest event reported)

SOUTHERN COPPER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address and zip code of principal executive offices)

(602) 494-5328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On March 1, 2007, the Peruvian press reported that Mr. Oscar Gonzalez Rocha, the President and Chief Executive of Southern Copper Corporation (“SCC”), had commented that SCC was selling concentrates to third parties after delays in getting SCC’s Ilo smelter up to full capacity.  The Peruvian press also reported that Mr. Gonzalez had added that SCC expected to get its Ilo smelter up to full capacity by the end of March.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Copper Corporation (Registrant)

	By:	/s/ Armando Ortega Gómez
Vice President, Legal General Counsel and Secretary

Date: March 2, 2007